TYG
LISTED
NYSE

Yield

Growth

Quality

2012 3rd Quarter Report

August 31, 2012

Tortoise Energy Infrastructure Corp.

...Steady Wins®

Company at a Glance

Tortoise Energy Infrastructure Corp. (NYSE: TYG) is a pioneering closed-end investment company investing primarily in equity securities of publicly-traded Master Limited Partnerships (MLPs) and their affiliates in the energy infrastructure sector.

Investment Goals: Yield, Growth and Quality

TYG seeks a high level of total return with an emphasis on current distributions paid to stockholders.

In seeking to achieve yield, we target distributions to our stockholders that are roughly equal to the underlying yield on a direct investment in MLPs. In order to accomplish this, we maintain our strategy of investing primarily in energy infrastructure MLPs with attractive current yields and growth potential.

We seek to achieve distribution growth as revenues of our underlying companies grow with the economy, with the population and through rate increases. This revenue growth generally leads to increased operating profits, and when combined with internal expansion projects and acquisitions, is expected to provide attractive growth in distributions to us. We also seek distribution growth through timely debt and equity offerings.

TYG seeks to achieve quality by investing in companies operating energy infrastructure assets that are critical to the U.S. economy. Often these assets would be difficult to replicate. We also back experienced management teams with successful track records. By investing in us, our stockholders have access to a portfolio that is diversified through geographic regions and across product lines, including natural gas, natural gas liquids, crude oil and refined products.

About Energy Infrastructure Master Limited Partnerships

MLPs are limited partnerships whose units trade on public exchanges such as the New York Stock Exchange (NYSE), the NYSE Alternext US and NASDAQ. Buying MLP units makes an investor a limited partner in the MLP. There are currently more than 80 MLPs in the market, mostly in industries related to energy and natural resources.

We primarily invest in MLPs and their affiliates in the energy infrastructure sector. Energy infrastructure MLPs are engaged in the transportation, storage and processing of crude oil, natural gas and refined products from production points to the end users. Our investments are primarily in mid-stream (mostly pipeline) operations, which typically produce steady cash flows with less exposure to commodity prices than many alternative investments in the broader energy industry. With the growth potential of this sector along with our disciplined investment approach, we endeavor to generate a predictable and increasing distribution stream for our investors.

A TYG Investment Versus a Direct Investment in MLPs

We provide our stockholders an alternative to investing directly in MLPs and their affiliates. A direct MLP investment potentially offers an attractive distribution with a significant portion treated as return of capital, and a historically low correlation to returns on stocks and bonds. However, the tax characteristics of a direct MLP investment are generally undesirable for tax-exempt investors such as retirement plans. We are structured as a C Corporation — accruing federal and state income taxes, based on taxable earnings and profits. Because of this innovative structure, pioneered by Tortoise Capital Advisors, institutions and retirement accounts are able to join individual stockholders as investors in MLPs.

Additional features include:

  One Form 1099 per stockholder at the end of the year, thus avoiding multiple K-1s and multiple state filings for individual partnership investments;

  A professional management team, with more than 130 years combined investment experience, to select and manage the portfolio on your behalf;

  The ability to access investment grade credit markets to enhance stockholder return; and

  Access to direct placements and other investments not available through the public markets.

September 28, 2012

Dear Fellow Stockholders,

Following the market retreat earlier this summer, equities gained momentum again during our third fiscal quarter ended Aug. 31, 2012, with a myriad of ongoing and emerging economic events continuing to dominate the headlines.

In contrast to the shift earlier in the year into riskier assets, this quarter, more defensive, higher-yielding sectors, such as MLPs, outperformed the broader market on a relative basis as soft economic growth, election uncertainty and a potential fiscal cliff contributed to market ambiguity.

Master Limited Partnership Sector Review

The Tortoise MLP Index® posted a total return of 10.7 percent and 12.6 percent for the three months and nine months ended Aug. 31, 2012, respectively. In contrast, the S&P 500® posted a total return of 7.9 percent and 14.7 percent for the same periods. Although MLPs have outperformed broader equities during only three of the first nine months of our fiscal year, we believe they continue to have solid business fundamentals anchored in an attractive yield.

While all eyes will be on Washington this coming November, the North American oil and gas boom was praised at both party conventions this summer as a contributor to the economy, a job creator and an aid to national security. U.S. crude oil production is on the rise, reaching approximately 6 million barrels per day as technological advancements are now allowing access to unconventional oil resources, such as the Eagle Ford shale in Texas, the Bakken shale in North Dakota and the Permian Basin in West Texas. This continues to drive significant infrastructure growth needs across the country to take energy from new areas of expanding supply to growing areas of demand. One example is in the nation’s fastest growing oil field, the Bakken, in which proposed crude oil pipelines would have the capacity to move over 300,000 barrels of crude oil daily from North Dakota to Cushing, Okla.

In addition to internal growth projects, more than $32 billion in MLP acquisitions have been announced thus far in 2012. Capital markets remain supportive, with the sector on pace for another significant year with MLP equity issuance in excess of $15 billion year-to-date.

Fund Performance Review

Our total assets increased from $1.6 billion on May 31, 2012, to $1.7 billion as of our third fiscal quarter end, resulting primarily from market appreciation of our investments. Our asset performance during the quarter was driven primarily by crude oil and refined product pipeline MLPs that benefited from higher throughput volumes and attractive tariff pricing, offset slightly by slower relative distribution growth of natural gas pipeline MLPs. Gathering and processing MLPs also had a positive impact on performance as a result of the surge in North American shale liquids production. Additionally, TYG completed a $12 million direct placement during the fiscal quarter in DCP Midstream Partners, LP, which used the proceeds to acquire natural gas liquids pipelines and natural gas gathering assets.

Our market-based total return was 9.3 percent and 6.8 percent (both including the reinvestment of distributions) for the three months and nine months ended Aug. 31, 2012, respectively. Our NAV-based total return was 11.5 percent and 11.8 percent (both including the reinvestment of distributions) for the same periods. The difference between the market value total return as compared to the NAV total return reflects the change in the market’s premium or discount over the time period.

We paid a distribution of $0.5625 per common share ($2.25 annualized) to our stockholders on Sept. 4, 2012, an increase of 0.4 percent from our prior quarterly distribution. This distribution represented an annualized yield of 5.6 percent based on our third fiscal quarter closing price of $40.23. Our distribution coverage (distributable cash flow divided by distributions) for our third fiscal quarter was 109.5 percent. For tax purposes, we currently expect 80 to 100 percent of TYG’s 2012 distributions to be characterized as qualified dividend income, or QDI, with the remainder, if any, characterized as a return of capital. A final determination of the characterization will be made in January 2013.

We ended the third fiscal quarter with leverage (including bank debt, senior notes and preferred stock) at 18.2 percent of total assets, which had a weighted average maturity of 3.5 years, a weighted average cost of 5.1 percent, and over 80 percent at fixed rates.

Additional information about our financial performance is available in the Key Financial Data and Management’s Discussion of this report.

Conclusion

As 2012 enters its final stretch, there are a number of major questions looming on the horizon. We believe the MLP business model will continue to be resilient over the long-term, regardless of the global economic environment, domestic fiscal setting or geopolitical landscape.

Sincerely,

The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise Energy Infrastructure Corp.

H. Kevin Birzer	Zachary A. Hamel	Kenneth P. Malvey

Terry Matlack	David J. Schulte

(Unaudited)

2012 3rd Quarter Report       1

Key Financial Data (Supplemental Unaudited Information) (dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with our full financial statements.

	2011		2012
	Q3(1)	Q4(1)	Q1(1)	Q2(1)	Q3(1)
Total Income from Investments
Distributions received from master limited partnerships	$22,728	$22,698	$23,075	$23,031	$23,788
Dividends paid in stock	1,822	1,572	1,607	1,683	1,745
Total from investments	24,550	24,270	24,682	24,714	25,533
Operating Expenses Before Leverage Costs and Current Taxes
Advisory fees, net of expense reimbursement	3,565	3,502	3,899	3,946	3,892
Other operating expenses	357	355	333	296	292
	3,922	3,857	4,232	4,242	4,184
Distributable cash flow before leverage costs and current taxes	20,628	20,413	20,450	20,472	21,349
Leverage costs(2)	3,999	3,997	4,058	4,087	4,084
Current income tax expense	69	68	—	—	—
Distributable Cash Flow(3)	$16,560	$16,348	$16,392	$16,385	$17,265
As a percent of average total assets(4)
Total from investments	6.39%	6.44%	5.97%	5.89%	6.17%
Operating expenses before leverage costs and current taxes	1.02%	1.02%	1.02%	1.01%	1.01%
Distributable cash flow before leverage costs and current taxes	5.37%	5.42%	4.95%	4.88%	5.16%
As a percent of average net assets(4)
Total from investments	10.87%	10.89%	9.98%	10.05%	10.55%
Operating expenses before leverage costs and current taxes	1.74%	1.73%	1.71%	1.72%	1.73%
Leverage costs and current taxes	1.80%	1.82%	1.64%	1.66%	1.69%
Distributable cash flow	7.33%	7.34%	6.63%	6.67%	7.13%

Selected Financial Information
Distributions paid on common stock	$15,220	$15,370	$15,533	$15,629	$15,772
Distributions paid on common stock per share	0.5525	0.5550	0.5575	0.5600	0.5625
Distribution coverage percentage for period(5)	108.8%	106.4%	105.5%	104.8%	109.5%
Net realized gain, net of income taxes, for the period	12,409	56,021	9,050	3,617	19,994
Total assets, end of period	1,487,368	1,551,913	1,745,083	1,550,766	1,705,337
Average total assets during period(6)	1,523,893	1,512,101	1,661,717	1,668,944	1,645,938
Leverage(7)	296,375	315,875	321,075	313,275	310,575
Leverage as a percent of total assets	19.9%	20.4%	18.4%	20.2%	18.2%
Net unrealized appreciation, end of period	414,583	417,851	527,803	418,760	509,018
Net assets, end of period	878,966	925,419	1,029,274	907,097	1,001,336
Average net assets during period(8)	895,830	893,988	994,375	978,713	962,943
Net asset value per common share	31.91	33.37	36.94	32.49	35.70
Market value per share	37.09	39.35	41.83	37.36	40.23
Shares outstanding	27,548,375	27,728,820	27,861,084	27,919,062	28,048,320

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, other recurring leverage expenses and distributions to preferred stockholders.
(3)	“Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (DCF): increased by the return of capital on MLP distributions, the value of paid-in-kind distributions, distributions included in direct placement discounts and amortization of debt issuance costs; and decreased by current taxes paid on net investment income.
(4)	Annualized for periods less than one full year.
(5)	Distributable Cash Flow divided by distributions paid.
(6)	Computed by averaging month-end values within each period.
(7)	Leverage consists of long-term debt obligations, preferred stock and short-term borrowings.
(8)	Computed by averaging daily values within each period.

2       Tortoise Energy Infrastructure Corp.

Management’s Discussion (Unaudited)

The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.

Overview

Tortoise Energy Infrastructure Corp.’s (the “Company”) goal is to provide a stable and growing distribution stream to our investors. We seek to provide our stockholders with an efficient vehicle to invest in the energy infrastructure sector. While we are a registered investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), we are not a “regulated investment company” for federal tax purposes. Our distributions do not generate unrelated business taxable income (“UBTI”) and our stock may therefore be suitable for holding by pension funds, IRAs and mutual funds, as well as taxable accounts. We invest primarily in MLPs through private and public market purchases. MLPs are publicly traded partnerships whose equity interests are traded in the form of units on public exchanges, such as the NYSE or NASDAQ. Tortoise Capital Advisors, L.L.C. serves as our investment adviser.

Company Update

Total assets increased approximately $155 million during the 3rd quarter primarily as a result of higher market values of our MLP investments. Distribution increases from our MLP investments were in-line with our expectations, and asset-based and other operating expenses declined from the previous quarter. Total leverage as a percent of total assets decreased and we increased our quarterly distribution to $0.5625 per share. Additional information on these events and results of our operations are discussed in more detail below.

Critical Accounting Policies

The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments, tax matters and certain revenue recognition matters as discussed in Note 2 in the Notes to Financial Statements.

Determining Distributions to Stockholders

Our portfolio generates cash flow from which we pay distributions to stockholders. Our Board of Directors has adopted a policy of declaring what it believes to be sustainable distributions. In determining distributions, our Board of Directors considers a number of current and anticipated factors, including, among others, distributable cash flow, realized and unrealized gains, leverage amounts and rates, current and deferred taxes payable, and potential volatility in returns from our investments and the overall market. Over the long term, we expect to distribute substantially all of our DCF to holders of common stock. Our Board of Directors reviews the distribution rate quarterly, and may adjust the quarterly distribution throughout the year.

Determining DCF

DCF is distributions received from investments, less expenses. The total distributions received from our investments include the amount received by us as cash distributions from MLPs, paid-in-kind distributions, and dividend and interest payments. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes. Current income taxes include taxes paid on net investment income of the Company, in addition to foreign taxes, if any. Taxes incurred from realized gains on the sale of investments, expected tax benefits and deferred taxes are not included in DCF.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distribution income from MLPs and common stock on their ex-dates, whereas the DCF calculation may reflect distribution income on their pay dates; GAAP recognizes that a significant portion of the cash distributions received from MLPs are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts are not included as income for GAAP purposes, and includes distributions related to direct investments when the purchase price is reduced in lieu of receiving cash distributions. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, distributions to preferred stockholders, other recurring leverage expenses, as well as current taxes paid on net investment income. A reconciliation of Net Investment Loss, before Income Taxes to DCF is included below.

2012 3rd Quarter Report       3

Management’s Discussion (Unaudited) (Continued)

Distributions Received from Investments

Our ability to generate cash is dependent on the ability of our portfolio of investments to generate cash flow from their operations. In order to maintain and grow distributions to our stockholders, we evaluate each holding based upon its contribution to our investment income, our expectation for its growth rate, and its risk relative to other potential investments.

We concentrate on MLPs we believe can expect an increasing demand for services from economic and population growth. We seek well-managed businesses with hard assets and stable recurring revenue streams. Our focus remains primarily on investing in fee-based service providers that operate long-haul, interstate pipelines. We further diversify among issuers, geographies and energy commodities to seek a distribution payment which approximates an investment directly in energy infrastructure MLPs. In addition, many crude/refined products and natural gas liquids pipeline companies are regulated and currently benefit from a tariff inflation escalation index of PPI + 2.65 percent. Over the long-term, we believe MLPs’ distributions will outpace inflation and interest rate increases, and produce positive real returns.

Total distributions received from our investments for the 3rd quarter 2012 was approximately $25.5 million, representing a 4.0 percent increase as compared to 3rd quarter 2011 and a 3.3 percent increase as compared to 2nd quarter 2012. These changes reflect increases in per share distribution rates on our MLP investments, the distributions received from additional investments funded from equity and leverage proceeds and the impact of various portfolio trading activity.

Expenses

We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee, and (2) leverage costs. On a percentage basis, operating expenses before leverage costs and current taxes were an annualized 1.01 percent of average total assets for the 3rd quarter 2012, a decrease of 0.01 percent as compared to the 3rd quarter 2011 and unchanged as compared to 2nd quarter 2012. Advisory fees for the 3rd quarter 2012 decreased 1.4 percent from 2nd quarter 2012 as a result of decreased average managed assets for the quarter. Yields on our MLP investments are currently below their 5-year historical average of approximately 7 percent. All else being equal, if MLP yields decrease and distributions remain constant or grow, MLP asset values will increase as will our managed assets and advisory fees. Other operating expenses decreased slightly as compared to 2nd quarter 2012.

Leverage costs consist of two major components: (1) the direct interest expense on our senior notes and short-term credit facility, and (2) distributions to preferred stockholders. Other leverage expenses include rating agency fees and commitment fees. Total leverage costs for DCF purposes were approximately $4.1 million for the 3rd quarter 2012, relatively unchanged as compared to 2nd quarter 2012.

The weighted average annual rate of our leverage at August 31, 2012 was 5.09 percent. This rate includes balances on our bank credit facility which accrue interest at a variable rate equal to one-month LIBOR plus 1.25 percent. Our weighted average rate may vary in future periods as a result of changes in LIBOR, the utilization of our credit facility and as our leverage matures or is redeemed. Additional information on our leverage and amended credit facility is disclosed below in Liquidity and Capital Resources and in our Notes to Financial Statements.

Distributable Cash Flow

For 3rd quarter 2012, our DCF was approximately $17.3 million, an increase of 4.3 percent as compared to 3rd quarter 2011 and an increase of 5.4 percent as compared to 2nd quarter 2012. The changes are the net result of changes in distributions and expenses as outlined above. We declared a distribution of $15.8 million, or $0.5625 per share, during the quarter. This represents an increase of $0.01 per share as compared to 3rd quarter 2011 and an increase of $0.0025 per share as compared to 2nd quarter 2012.

Our distribution coverage ratio was 109.5 percent for 3rd quarter 2012. Our goal is to pay what we believe to be sustainable distributions with any increases safely covered by earned DCF. A distribution coverage ratio of greater than 100 percent provides flexibility for on-going management of the portfolio, changes in leverage costs and other expenses. An on-going distribution coverage ratio of less than 100 percent will, over time, erode the earning power of a portfolio and may lead to lower distributions or portfolio managers taking on more risk than they otherwise would.

Net investment loss before income taxes on the Statement of Operations is adjusted as follows to reconcile to DCF for 2012 YTD and 3rd quarter 2012 (in thousands):

	2012 YTD	3rd Qtr 2012
Net Investment Loss, before Income Taxes	$(18,817)	$(6,766)
Adjustments to reconcile to DCF:
Dividends paid in stock	5,035	1,745
Distributions characterized as return of capital	63,602	22,211
Amortization of debt issuance costs	222	75
DCF	$50,042	$17,265

Liquidity and Capital Resources

We had total assets of $1.705 billion at quarter-end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and other receivables, if any, and any expenses that may have been prepaid. During 3rd quarter 2012, total assets increased $155 million. This change was primarily the result of a $153 million increase in the value of our investments as reflected by the change in realized and unrealized gains on investments (excluding return of capital on distributions).

4       Tortoise Energy Infrastructure Corp.

Management’s Discussion (Unaudited) (Continued)

We issued 95,294 shares of our common stock during the quarter under our at-the-market equity program for a net total of approximately $3.7 million. We are waiving our advisory fees on the net proceeds from shares issued under our at-the-market equity program for six months.

Total leverage outstanding at August 31, 2012 was $310.6 million, a decrease of $2.7 million as compared to May 31, 2012. Outstanding leverage is comprised of approximately $195 million in senior notes, $73 million in preferred shares and $42.6 million outstanding under the credit facility, with 81.5 percent of leverage with fixed rates and a weighted average maturity of 3.5 years. Total leverage represented 18.2 percent of total assets at August 31, 2012, as compared to 20.2 percent as of May 31, 2012 and 19.9 percent as of August 31, 2011. Our leverage as a percent of total assets remains below our long-term target level of 25 percent, allowing the opportunity to add leverage when compelling investment opportunities arise. Temporary increases to up to 30 percent of our total assets may be permitted, provided that such leverage is consistent with the limits set forth in the 1940 Act, and that such leverage is expected to be reduced over time in an orderly fashion to reach our long-term target. Our leverage ratio is impacted by increases or decreases in MLP values, issuance of equity and/or the sale of securities where proceeds are used to reduce leverage.

Our longer-term leverage (excluding our bank credit facility) of approximately $268 million is comprised of 73 percent private placement debt and 27 percent publicly traded preferred equity with a weighted average rate of 5.63 percent and remaining weighted average laddered maturity of approximately 3.9 years.

Our Mandatory Redeemable Preferred Stock has an optional redemption feature allowing us to redeem all or a portion of the stock after December 31, 2012 and on or prior to December 31, 2013 at $10.10 per share. Any optional redemption after December 31, 2013 and on or prior to December 31, 2014 will be at $10.05 per share. Any redemption after December 31, 2014 will be at the liquidation preference amount of $10.00 per share.

We have used leverage to acquire MLPs consistent with our investment philosophy. The terms of our leverage are governed by regulatory and contractual asset coverage requirements that arise from the use of leverage. Additional information on our leverage and asset coverage requirements is discussed in Note 9 and Note 10 in the Notes to Financial Statements. Our coverage ratios are updated each week on our Web site at www.tortoiseadvisors.com.

Taxation of our Distributions and Income Taxes

We invest in partnerships that generally have cash distributions in excess of their income for accounting and tax purposes. Accordingly, the distributions include a return of capital component for accounting and tax purposes. Distributions declared and paid by us in a year generally differ from taxable income for that year, as such distributions may include the distribution of current year taxable income or return of capital.

The taxability of the distribution you receive depends on whether we have annual earnings and profits (“E&P”). E&P is primarily comprised of the taxable income from MLPs with certain specified adjustments as reported on annual K-1s, fund operating expenses and net realized gains. If we have E&P, it is first allocated to the preferred shares and then to the common shares.

In the event we have E&P allocated to our common shares, all or a portion of our distribution will be taxable at the 15 percent Qualified Dividend Income (“QDI”) rate, assuming various holding requirements are met by the stockholder. The 15 percent QDI rate is currently effective through 2012. The portion of our distribution that is taxable may vary for either of two reasons. First, the characterization of the distributions we receive from MLPs could change annually based upon the K-1 allocations and result in less return of capital and more in the form of income. Second, we could sell an MLP investment and realize a gain or loss at any time. It is for these reasons that we inform you of the tax treatment after the close of each year as the ultimate characterization of our distributions is undeterminable until the year is over.

For tax purposes, distributions to common stockholders for the fiscal year ended 2011 were 100 percent qualified dividend income. This information is reported to stockholders on Form 1099-DIV and is available on our Web site at www.tortoiseadvisors.com. For book purposes, the source of distributions to common stockholders for the fiscal year ended 2011 was 100 percent return of capital. We currently estimate that 80 to 100 percent of 2012 distributions will be characterized as qualified dividend income for tax purposes, with the remaining percentage, if any, characterized as return of capital. A final determination of the characterization will be made in January 2013.

The unrealized gain or loss we have in the portfolio is reflected in the Statement of Assets and Liabilities. At August 31, 2012, our investments are valued at $1.702 billion, with an adjusted cost of $895 million. The $807 million difference reflects unrealized gain that would be realized for financial statement purposes if those investments were sold at those values. The Statement of Assets and Liabilities also reflects either a net deferred tax liability or net deferred tax asset depending upon unrealized gains (losses) on investments, realized gains (losses) on investments, capital loss carryforwards and net operating losses. At August 31, 2012, the balance sheet reflects a net deferred tax liability of approximately $372 million or $13.26 per share. Accordingly, our net asset value per share represents the amount which would be available for distribution to stockholders after payment of taxes. Details of our taxes are disclosed in Note 5 in our Notes to Financial Statements.

2012 3rd Quarter Report       5

Schedule of Investments August 31, 2012
(Unaudited)
	Shares	Fair Value
Master Limited Partnerships and
Related Companies — 169.9%(1)

Crude/Refined Products Pipelines — 72.4%(1)
United States — 72.4%(1)
Buckeye Partners, L.P.	1,502,900	$74,273,318
Enbridge Energy Partners, L.P.	2,311,900	68,108,574
Holly Energy Partners, L.P.	616,000	41,487,600
Kinder Morgan Management, LLC(2)	1,247,744	92,482,790
Magellan Midstream Partners, L.P.	1,680,967	139,469,832
NuStar Energy L.P.	854,300	43,330,096
Oiltanking Partners, L.P.	418,500	15,392,430
Plains All American Pipeline, L.P.	1,304,800	112,904,344
Sunoco Logistics Partners L.P.	2,569,300	119,857,845
Tesoro Logistics LP	410,423	17,882,130
		725,188,959
Natural Gas/Natural Gas Liquids Pipelines — 73.7%(1)
United States — 73.7%(1)
Boardwalk Pipeline Partners, LP	2,911,825	78,706,630
El Paso Pipeline Partners, L.P.	2,513,790	90,974,060
Energy Transfer Equity, L.P.	825,017	36,259,497
Energy Transfer Partners, L.P.	1,759,295	75,157,082
Enterprise Products Partners L.P.	2,287,200	122,136,480
EQT Midstream Partners, LP	339,745	9,329,398
Inergy Midstream, L.P.	698,500	16,275,050
ONEOK Partners, L.P.	1,460,500	82,985,610
Regency Energy Partners LP	2,681,427	62,048,221
Spectra Energy Partners, LP	907,627	29,062,216
TC PipeLines, LP	938,185	42,612,363
Williams Partners L.P.	1,794,900	92,580,942
		738,127,549
Natural Gas Gathering/Processing — 23.8%(1)
United States — 23.8%(1)
Access Midstream Partners, L.P.	1,128,000	33,986,640
Copano Energy, L.L.C.	706,368	21,678,434
Crestwood Midstream Partners LP(2)	677,645	16,670,067
DCP Midstream Partners, LP	1,042,001	44,951,923
MarkWest Energy Partners, L.P.	520,900	27,659,790
Targa Resources Partners LP	1,070,500	43,376,660
Western Gas Partners LP	1,043,962	49,849,185
		238,172,699
Total Master Limited Partnerships and
Related Companies (Cost $895,232,340)		1,701,489,207
Short-Term Investment — 0.0(1)
United States Investment Company — 0.0%(1)
Fidelity Institutional Money Market Portfolio —
Class I, 0.16%(3) (Cost $113,622)	113,622	113,622
Total Investments — 169.9%(1)
(Cost $895,345,962)		1,701,602,829
Other Assets and Liabilities — (43.2%)(1)		(432,292,327)
Long-Term Debt Obligations — (19.4%)(1)		(194,975,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (7.3%)(1)		(73,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$1,001,335,502

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Security distributions are paid-in-kind.
(3)	Rate indicated is the current yield as of August 31, 2012.

See accompanying Notes to Financial Statements.

6       Tortoise Energy Infrastructure Corp.

Statement of Assets & Liabilities August 31, 2012
(Unaudited)

Assets
Investments at fair value (cost $895,345,962)	$1,701,602,829
Receivable for Adviser fee waiver	5,965
Receivable for investments sold	1,618,843
Prepaid expenses and other assets	2,109,376
Total assets	1,705,337,013
Liabilities
Payable to Adviser	2,705,887
Payable for investments purchased	465,263
Distribution payable to common stockholders	15,772,658
Accrued expenses and other liabilities	2,498,859
Current tax liability	177,645
Deferred tax liability	371,806,199
Short-term borrowings	42,600,000
Long-term debt obligations	194,975,000
Mandatory redeemable preferred stock
($10.00 liquidation value per share;
7,300,000 shares outstanding)	73,000,000
Total liabilities	704,001,511
Net assets applicable to common stockholders	$1,001,335,502
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value; 28,048,320 shares issued
and outstanding (100,000,000 shares authorized)	$28,048
Additional paid-in capital	356,527,781
Common stock subscribed	320,632
Subscriptions receivable	(320,632)
Accumulated net investment loss, net of income taxes	(89,652,365)
Undistributed realized gain, net of income taxes	225,413,996
Net unrealized appreciation of investments, net of income taxes	509,018,042
Net assets applicable to common stockholders	$1,001,335,502
Net Asset Value per common share outstanding
(net assets applicable to common stock,
divided by common shares outstanding)	$35.70

Statement of Operations Period from December 1, 2011 through August 31, 2012
(Unaudited)

Investment Income
Distributions from master limited partnerships	$69,893,453
Less return of capital on distributions	(63,601,965)
Net distributions from master limited partnerships	6,291,488
Dividends from money market mutual funds	253
Total Investment Income	6,291,741
Operating Expenses
Advisory fees	11,788,078
Administrator fees	343,892
Professional fees	157,518
Stockholder communication expenses	123,961
Directors’ fees	105,557
Fund accounting fees	59,914
Custodian fees and expenses	53,870
Registration fees	35,237
Stock transfer agent fees	13,101
Franchise fees	(55,530)
Other operating expenses	83,834
Total Operating Expenses	12,709,432
Leverage Expenses
Interest expense	8,656,146
Distributions to mandatory redeemable preferred stockholders	3,421,918
Amortization of debt issuance costs	221,749
Other leverage expenses	150,976
Total Leverage Expenses	12,450,789
Total Expenses	25,160,221
Less fees waived by Adviser	(51,743)
Net Expenses	25,108,478
Net Investment Loss, before Income Taxes	(18,816,737)
Deferred tax benefit	5,651,605
Net Investment Loss	(13,165,132)
Realized and Unrealized Gain on Investments
Net realized gain on investments, before income taxes	51,921,778
Current tax expense	(1,288,774)
Deferred tax expense	(17,971,714)
Income tax expense	(19,260,488)
Net realized gain on investments	32,661,290
Net unrealized appreciation of investments, before income taxes	144,927,830
Deferred tax expense	(53,761,271)
Net unrealized appreciation of investments	91,166,559
Net Realized and Unrealized Gain on Investments	123,827,849
Net Increase in Net Assets Applicable to Common Stockholders
Resulting from Operations	$110,662,717

See accompanying Notes to Financial Statements.

2012 3rd Quarter Report       7

Statement of Changes in Net Assets
	Period from
	December 1, 2011
	through	Year Ended
	August 31, 2012	November 30, 2011
	(Unaudited)
Operations
Net investment loss	$(13,165,132)	$(21,107,610)
Net realized gain on investments	32,661,290	107,646,941
Net unrealized appreciation (depreciation) of investments	91,166,559	(16,230,572)
Net increase in net assets applicable to common stockholders resulting from operations	110,662,717	70,308,759
Distributions to Common Stockholders
Net investment income	—	—
Return of capital	(46,934,408)	(60,396,313)
Total distributions to common stockholders	(46,934,408)	(60,396,313)
Capital Stock Transactions
Proceeds from shelf offerings of 254,015 and 514,846 common shares, respectively	10,061,533	19,760,170
Underwriting discounts and offering expenses associated with the issuance of common stock	(333,743)	(436,923)
Issuance of 65,485 and 145,397 common shares from reinvestment of distributions to stockholders, respectively	2,460,893	5,303,605
Net increase in net assets applicable to common stockholders from capital stock transactions	12,188,683	24,626,852
Total increase in net assets applicable to common stockholders	75,916,992	34,539,298
Net Assets
Beginning of period	925,418,510	890,879,212
End of period	$1,001,335,502	$925,418,510
Accumulated net investment loss, net of income taxes, end of period	$(89,652,365)	$(76,487,233)

See accompanying Notes to Financial Statements.

8       Tortoise Energy Infrastructure Corp.

Statement of Cash Flows Period from December 1, 2011 through August 31, 2012
(Unaudited)

Cash Flows From Operating Activities
Distributions received from master limited partnerships	$69,893,453
Dividend income received	255
Purchases of long-term investments	(148,474,238)
Proceeds from sales of long-term investments	127,531,863
Proceeds from sales of short-term investments, net	68,748
Interest expense paid	(8,644,911)
Distributions to mandatory redeemable preferred stockholders	(3,421,919)
Other leverage expenses paid	(190,586)
Income taxes paid	(143,069)
Operating expenses paid	(12,479,993)
Net cash provided by operating activities	24,139,603
Cash Flows From Financing Activities
Advances from revolving line of credit	105,200,000
Repayments on revolving line of credit	(110,500,000)
Issuance of common stock	10,061,533
Common stock issuance costs	(200,252)
Distributions paid to common stockholders	(28,700,884)
Net cash used in financing activities	(24,139,603)
Net change in cash	—
Cash — beginning of period	—
Cash — end of period	$—
Reconciliation of net increase in net assets applicable to
common stockholders resulting from operations to net cash
provided by operating activities
Net increase in net assets applicable to common
stockholders resulting from operations	$110,662,717
Adjustments to reconcile net increase in net assets
applicable to common stockholders resulting from
operations to net cash provided by operating activities:
Purchases of long-term investments	(148,939,501)
Proceeds from sales of long-term investments	128,421,195
Proceeds from sales of short-term investments, net	68,748
Return of capital on distributions received	63,601,965
Deferred tax expense	66,081,380
Net unrealized appreciation of investments	(144,927,830)
Net realized gain on investments	(51,921,778)
Amortization of debt issuance costs	221,749
Changes in operating assets and liabilities:
Decrease in current tax asset	1,012,215
Increase in receivable for investments sold	(889,332)
Increase in prepaid expenses and other assets	(96,241)
Increase in payable for investments purchased	465,263
Increase in payable to Adviser, net of fees waived	319,140
Increase in current tax liability	177,645
Decrease in accrued expenses and other liabilities	(117,732)
Total adjustments	(86,523,114)
Net cash provided by operating activities	$24,139,603
Non-Cash Financing Activities
Reinvestment of distributions by common stockholders
in additional common shares	$2,460,893

See accompanying Notes to Financial Statements.

2012 3rd Quarter Report       9

Financial Highlights
	Period from
	December 1, 2011	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	through	November 30,	November 30,	November 30,	November 30,	November 30,
	August 31, 2012	2011	2010	2009	2008	2007
	(Unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of period	$33.37	$32.91	$25.53	$17.36	$32.96	$31.82
Income (Loss) from Investment Operations
Net investment loss(2)(3)	(0.47)	(0.77)	(0.66)	(0.16)	(0.29)	(0.61)
Net realized and unrealized gains (losses) on investments
and interest rate swap contracts(2)(3)	4.44	3.35	10.10	10.65	(12.76)	4.33
Total income (loss) from investment operations	3.97	2.58	9.44	10.49	(13.05)	3.72
Distributions to Auction Preferred Stockholders
Net investment income	—	—	—	—	—	—
Return of capital	—	—	(0.01)	(0.19)	(0.40)	(0.39)
Total distributions to auction preferred stockholders	—	—	(0.01)	(0.19)	(0.40)	(0.39)
Distributions to Common Stockholders
Net investment income	—	—	—	—	—	—
Return of capital	(1.68)	(2.20)	(2.16)	(2.16)	(2.23)	(2.19)
Total distributions to common stockholders	(1.68)	(2.20)	(2.16)	(2.16)	(2.23)	(2.19)
Capital Stock Transactions
Underwriting discounts and offering costs on issuance
of common and auction preferred stock(4)	—	—	—	—	(0.01)	(0.08)
Premiums less underwriting discounts and offering costs
on issuance of common stock(5)	0.04	0.08	0.11	0.03	0.09	0.08
Total capital stock transactions	0.04	0.08	0.11	0.03	0.08	—
Net Asset Value, end of period	$35.70	$33.37	$32.91	$25.53	$17.36	$32.96
Per common share market value, end of period	$40.23	$39.35	$36.25	$29.50	$17.11	$32.46
Total Investment Return Based on Market Value(6)	6.84%	15.25%	31.58%	88.85%	(42.47)%	(4.43)%

Supplemental Data and Ratios
Net assets applicable to common stockholders,
end of period (000’s)	$1,001,336	$925,419	$890,879	$613,601	$407,031	$618,412
Average net assets (000’s)	$978,620	$912,567	$782,541	$500,661	$573,089	$659,996
Ratio of Expenses to Average Net Assets(7)
Advisory fees	1.60%	1.57%	1.53%	1.54%	1.82%	1.79%
Other operating expenses	0.13	0.16	0.21	0.26	0.27	0.25
Fee waiver	(0.01)	(0.01)	—	(0.03)	(0.19)	(0.19)
Subtotal	1.72	1.72	1.74	1.77	1.90	1.85
Leverage expenses(8)	1.70	1.75	2.11	2.54	3.42	2.71
Income tax expense (benefit)(9)	9.16	4.63	17.89	29.98	(32.24)	6.44
Total expenses	12.58%	8.10%	21.74%	34.29%	(26.92)%	11.00%

See accompanying Notes to Financial Statements.

10       Tortoise Energy Infrastructure Corp.

Financial Highlights (Continued)

	Period from
	December 1, 2011	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	through	November 30,	November 30,	November 30,	November 30,	November 30,
	August 31, 2012	2011	2010	2009	2008	2007
	(Unaudited)
Ratio of net investment loss to average net assets
before fee waiver(7)(8)	(1.80)%	(2.32)%	(2.23)%	(0.97)%	(2.09)%	(2.08)%
Ratio of net investment loss to average net assets
after fee waiver(7)(8)	(1.79)%	(2.31)%	(2.23)%	(0.94)%	(1.90)%	(1.89)%
Portfolio turnover rate	7.76%	17.70%	10.26%	17.69%	5.81%	9.30%
Short-term borrowings, end of period (000’s)	$42,600	$47,900	$38,200	$10,400	—	$38,050
Long-term debt obligations, end of period (000’s)	$194,975	$194,975	$169,975	$170,000	$210,000	$235,000
Preferred stock, end of period (000’s)	$73,000	$73,000	$73,000	$70,000	$70,000	$185,000
Per common share amount of long-term debt obligations
outstanding, end of period	$6.95	$7.03	$6.28	$7.07	$8.96	$12.53
Per common share amount of net assets, excluding
long-term debt obligations, end of period	$42.65	$40.40	$39.19	$32.60	$26.32	$45.49
Asset coverage, per $1,000 of principal amount of
long-term debt obligations and short-term borrowings(10)(11)	$5,522	$5,111	$5,630	$4,789	$3,509	$3,942
Asset coverage ratio of long-term debt obligations
and short-term borrowings(10)(11)	552%	511%	563%	479%	351%	394%
Asset coverage, per $25,000 liquidation value per share
of auction preferred stock(11)(12)	—	—	—	$86,262	$64,099	$58,752
Asset coverage, per $10 liquidation value per share
of mandatory redeemable preferred stock(12)	$42	$39	$42	—	—	—
Asset coverage ratio of preferred stock(11)(12)	422%	393%	417%	345%	256%	235%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2011, 2010, 2009, 2008, and 2007 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(3)	The per common share data for the year ended November 30, 2008 reflects the cumulative effect of adopting ASC 740-10, which was a $1,165,009 increase to the beginning balance of accumulated net investment loss, or $(0.06) per share.
(4)	Represents the dilution per common share from underwriting and other offering costs for the year ended November 30, 2008. Represents the effect of the issuance of auction preferred stock for the year ended November 30, 2007.
(5)	Represents the premium on the shelf offerings of $0.05 per share, less the underwriting and offering costs of $0.01 per share for the period from December 1, 2011 through August 31, 2012. Represents the premium on the shelf offerings of $0.09 per share, less the underwriting and offering costs of $0.01 per share for the year ended November 30, 2011. Represents the premium on the shelf offerings of $0.25 per share, less the underwriting and offering costs of $0.14 per share for the year ended November 30, 2010. Represents the premium on the shelf offerings of $0.05 per share, less the underwriting and offering costs of $0.02 per share for the year ended November 30, 2009. Represents the premium on the shelf offerings of $0.34 per share, less the underwriting and offering costs of $0.25 per share for the year ended November 30, 2008. Represents the premium on the shelf offerings of $0.21 per share, less the underwriting and offering costs of $0.13 per share for the year ended November 30, 2007.
(6)	Not annualized for periods less than one full year. Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.
(7)	Annualized for periods less than one full year.
(8)	The expense ratios and net investment loss ratios do not reflect the effect of distributions to auction preferred stockholders.
(9)	For the period from December 1, 2011 through August 31, 2012, the Company accrued $1,288,774 for current income tax expense and $66,081,380 for net deferred income tax expense. For the year ended November 30, 2011, the Company accrued $8,950,455 for current income tax expense and $33,248,897 for net deferred income tax expense. For the year ended November 30, 2010, the Company accrued $984,330 for current income tax expense and $139,019,876 for net deferred income tax expense. For the year ended November 30, 2009, the Company accrued $230,529 for net current income tax benefit and $150,343,906 for net deferred income tax expense. For the year ended November 30, 2008, the Company accrued $260,089 for net current income tax expense and $185,024,497 for deferred income tax benefit. For the year ended November 30, 2007, the Company accrued $344,910 for current income tax expense and $42,171,411 for net deferred income tax expense.
(10)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by long-term debt obligations and short-term borrowings outstanding at the end of the period.
(11)	As of November 30, 2008, the Company had restricted cash in the amount of $20,400,000 to be used to redeem long-term debt obligations with a par value of $20,000,000, which are excluded from these asset coverage calculations.
(12)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by long-term debt obligations, short-term borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

2012 3rd Quarter Report       11

Notes to Financial Statements (Unaudited) August 31, 2012

1. Organization

Tortoise Energy Infrastructure Corporation (the “Company”) was organized as a Maryland corporation on October 29, 2003, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to seek a high level of total return with an emphasis on current distributions paid to stockholders. The Company seeks to provide its stockholders with an efficient vehicle to invest in the energy infrastructure sector. The Company commenced operations on February 27, 2004. The Company’s stock is listed on the New York Stock Exchange under the symbol “TYG.”

2. Significant Accounting Policies

A. Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation

The Company primarily owns securities that are listed on a securities exchange or over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company uses the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

The Company may invest up to 30 percent of its total assets in restricted securities. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures. The Company did not hold any restricted securities at August 31, 2012.

An equity security of a publicly traded company acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount. Generally, the discount will initially be equal to the discount at which the Company purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount.

The Company generally values debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

C. Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Company’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income and return of capital from the MLPs. The Company allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each MLP and other industry sources. These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Company.

For the period from December 1, 2010 through November 30, 2011, the Company estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For this period, the Company had estimated approximately 7 percent of total distributions as investment income and approximately 93 percent as return of capital.

Subsequent to November 30, 2011, the Company reallocated the amount of investment income and return of capital it recognized for the period from December 1, 2010 through November 30, 2011 based on the 2011 tax reporting information received from the individual MLPs. This reclassification amounted to an increase in pre-tax net investment income of approximately $1,790,000 or $0.064 per share ($1,128,000 or $0.040 per share, net of deferred tax expense), a decrease in unrealized appreciation of investments of approximately $2,031,000 or $0.073 per share ($1,280,000 or $0.046 per share, net of deferred tax benefit), and an increase in realized gains of approximately $241,000 or $0.009 per share ($152,000 or $0.006 per share, net of deferred tax expense) for the period from December 1, 2011 through August 31, 2012.

Subsequent to the period ended February 29, 2012, the Company reallocated the amount of investment income and return of capital it recognized in the current fiscal year based on its revised 2012 estimates, after considering the final allocations for 2011. This reclassification amounted to a decrease in pre-tax net investment income of approximately $240,000 or $0.009 per share ($151,000 or $0.005 per share, net of deferred tax benefit), an increase in unrealized appreciation of investments of approximately $247,000 or $0.009 per share ($156,000 or $0.005 per share, net of deferred tax expense), and a decrease in realized gains of approximately $7,000 or $0.000 per share ($5,000 or $0.000 per share, net of deferred tax benefit).

D. Distributions to Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The Company may not declare or pay distributions to its common stockholders if it does not meet asset coverage ratios required under the 1940 Act or the rating agency guidelines for its debt and preferred stock following such distribution. The character of distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For book purposes, the source of the Company’s distributions to common stockholders for the year ended November 30, 2011 and the period ended August 31, 2012 was 100 percent return of capital. For tax purposes, the Company’s distributions to common stockholders for the year ended November 30, 2011 were 100 percent qualified dividend income. The tax character of distributions paid to common stockholders in the current year will be determined subsequent to November 30, 2012.

Distributions to mandatory redeemable preferred (“MRP”) stockholders are paid on the first business day of each month and are accrued daily based on a fixed annual rate of 6.25 percent. The Company may not declare or pay distributions to its preferred stockholders if it does not meet a 200 percent asset coverage ratio for its debt or the rating agency basic maintenance amount for the debt following such distribution. The character of distributions to MRP stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For book purposes, the source of the Company’s distributions to MRP stockholders for the year ended November 30, 2011 and the period ended August 31, 2012 was 100 percent return of capital. For tax purposes, the Company’s distributions to MRP stockholders for the year ended November 30, 2011 were 100 percent qualified

12       Tortoise Energy Infrastructure Corp.

Notes to Financial Statements (Unaudited) (Continued)

dividend income. The tax character of distributions paid to MRP stockholders for the current year will be determined subsequent to November 30, 2012.

E. Federal Income Taxation

The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the highest regular marginal federal income tax rate for a corporation is 35 percent. The Company may be subject to a 20 percent federal alternative minimum tax (“AMT”) on its federal alternative minimum taxable income to the extent that its AMT exceeds its regular federal income tax.

The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Company’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

F. Offering and Debt Issuance Costs

Offering costs related to the issuance of common and preferred stock are charged to additional paid-in capital when the stock is issued. Offering costs (excluding underwriter discounts and commissions) of $206,951 related to the issuance of common stock were recorded to additional paid-in capital during the period ended August 31, 2012. Debt issuance costs related to long-term debt obligations and MRP Stock are capitalized and amortized over the period the debt and MRP Stock is outstanding.

G. Derivative Financial Instruments

The Company may use derivative financial instruments (principally interest rate swap contracts) in an attempt to manage interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the accompanying Statement of Operations. Monthly cash settlements under the terms of the derivative instruments and the termination of such contracts are recorded as realized gains or losses in the accompanying Statement of Operations. The Company did not hold any derivative financial instruments during the period ended August 31, 2012.

H. Indemnifications

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I. Recent Accounting Pronouncement

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. The Company has adopted these amendments and they did not have a material impact on the financial statements.

3. Concentration of Risk

Under normal circumstances, the Company intends to invest at least 90 percent of its total assets in securities of energy infrastructure companies, and to invest at least 70 percent of its total assets in equity securities of MLPs. The Company will not invest more than 10 percent of its total assets in any single issuer as of the time of purchase. The Company may invest up to 25 percent of its assets in debt securities, which may include below investment grade securities. In determining application of these policies, the term “total assets” includes assets obtained through leverage. Companies that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objective.

4. Agreements

The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). Under the terms of the agreement, the Company pays the Adviser a fee equal to an annual rate of 0.95 percent of the Company’s average monthly total assets (including any assets attributable to leverage and excluding any net deferred tax asset) minus accrued liabilities (other than net deferred tax liability, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock) (“Managed Assets”), in exchange for the investment advisory services provided. The Adviser has contractually agreed to waive all fees due under the Investment Advisory Agreement related to the net proceeds received from the issuance of additional common stock under the at-the-market equity program for a six month period following the date of issuance.

U.S. Bancorp Fund Services, LLC serves as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.04 percent of the first $1,000,000,000 of the Company’s Managed Assets, 0.01 percent on the next $500,000,000 of Managed Assets and 0.005 percent on the balance of the Company’s Managed Assets.

Computershare Trust Company, N.A. serves as the Company’s transfer agent and registrar and Computershare Inc. serves as the Company’s dividend paying agent and agent for the automatic dividend reinvestment and cash purchase plan.

U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.004 percent of the Company’s portfolio assets, plus portfolio transaction fees.

5. Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company’s deferred tax assets and liabilities as of August 31, 2012, are as follows:

Deferred tax assets:
State net operating loss carryforwards	$229,412
AMT credit	787,180
1,016,592
Deferred tax liabilities:
Basis reduction of investment in MLPs	74,830,253
Net unrealized gains on investment securities	297,992,538
372,822,791
Total net deferred tax liability	$371,806,199

2012 3rd Quarter Report       13

Notes to Financial Statements (Unaudited) (Continued)

At August 31, 2012, a valuation allowance on deferred tax assets was not deemed necessary because the Company believes it is more likely than not that there is an ability to realize its deferred tax assets through future taxable income. Any adjustments to the Company’s estimates of future taxable income will be made in the period such determination is made. The Company’s policy is to record interest and penalties on uncertain tax positions as part of tax expense. As of August 31, 2012, the Company had no uncertain tax positions and no penalties and interest were accrued. Tax years subsequent to the year ending November 30, 2004 remain open to examination by federal and state tax authorities.

Total income tax expense differs from the amount computed by applying the federal statutory income tax rate of 35 percent to net investment loss and net realized and unrealized gains on investments for the period ended August 31, 2012, as follows:

Application of statutory income tax rate	$62,311,505
State income taxes, net of federal tax benefit	3,489,444
Change in deferred tax liability due to change in overall tax rate	1,194,651
Nondeductible payments on preferred stock	1,323,660
Dividends received deduction	(503,912)
Other	(445,194)
Total income tax expense	$67,370,154

Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate. During the period, the Company re-evaluated its blended state income tax rate, increasing the overall rate from 36.86 percent to 36.96 percent due to anticipated state apportionment of income and gains.

For the period from December 1, 2011 through August 31, 2012, the components of income tax expense include the following:

Current tax expense (benefit)
Federal	$598,719
State	(97,125)
AMT	787,180
Total current tax expense	1,288,774
Deferred tax expense
Federal	62,577,065
State (net of federal tax benefit)	3,504,315
Total deferred tax expense	66,081,380
Total income tax expense	$67,370,154

As of November 30, 2011, the Company had net operating losses for state income tax purposes of approximately $5,812,000. If not utilized, these net operating losses will expire in the years ending November 30, 2016 through November 30, 2030. As of November 30, 2011, the Company utilized its capital loss carryforward of approximately $51,000,000. As of November 30, 2011, an AMT credit of $787,180 was available, which may be credited in the future against regular income tax. This credit may be carried forward indefinitely.

As of August 31, 2012, the aggregate cost of securities for federal income tax purposes was $692,883,156. The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $1,008,719,673, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $0 and the net unrealized appreciation was $1,008,719,673.

6. Fair Value of Financial Instruments

Various inputs are used in determining the value of the Company’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical investments

Level 2 —	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 —	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable Company assets by level within the fair value hierarchy as of August 31, 2012. These assets are measured on a recurring basis.

	Fair Value at
Description	August 31, 2012	Level 1	Level 2	Level 3
Assets
Equity Securities:
Master Limited Partnerships
and Related Companies(a)	$1,701,489,207	$1,701,489,207	$—	$—
Other:
Short-Term Investment(b)	113,622	113,622	—	—
Total Assets	$1,701,602,829	$1,701,602,829	$—	$—

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances in the Company at August 31, 2012.

Valuation Techniques

In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value. This pricing methodology applies to the Company’s Level 1 investments.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s fair value. If such a security is convertible into publicly-traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

The Company utilizes the beginning of reporting period method for determining transfers between levels. There were no transfers between levels during the period from December 1, 2011 through August 31, 2012.

7. Investment Transactions

For the period from December 1, 2011 through August 31, 2012, the Company purchased (at cost) and sold securities (proceeds received) in the amount of $148,939,501 and $128,421,195 (excluding short-term debt securities), respectively.

8. Long-Term Debt Obligations

The Company has $194,975,000 aggregate principal amount of private senior notes, Series E, Series F, Series G, Series H, and Series I (collectively, the “Notes”), outstanding. The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company and (4) junior to any secured creditors of the Company. Holders of the Notes are entitled to receive cash interest payments each quarter until maturity. The Series E, Series F, Series G, and Series I Notes accrue interest at fixed rates and the Series H Notes accrue interest at an annual rate that resets each quarter based on the 3-month LIBOR plus 1.35 percent. The Notes are not listed on any exchange or automated quotation system.

14       Tortoise Energy Infrastructure Corp.

Notes to Financial Statements (Unaudited) (Continued)

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At August 31, 2012, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its senior notes.

The estimated fair value of each series of fixed-rate Notes was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued debt and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent debt issuance, the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the Notes and the AAA corporate finance debt rate. The estimated fair value of the Series H Notes approximates the carrying amount because the interest rate fluctuates with changes in interest rates available in the current market. The estimated fair values in the table below are Level 2 valuations within the fair value hierarchy. The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value for each series of Notes outstanding at August 31, 2012.

				Notional/
	Maturity	Interest		Carrying	Estimated
Series	Date	Rate		Amount	Fair Value
Series E	April 10, 2015	6.11%		$110,000,000	$121,441,813
Series F	December 21, 2012	4.50%		29,975,000	30,448,715
Series G	December 21, 2016	5.85%		30,000,000	34,347,581
Series H	May 12, 2014	1.79	%(1)	15,000,000	15,000,000
Series I	May 12, 2018	4.35%		10,000,000	10,827,695
				$194,975,000	$212,065,804

(1)	Floating rate; rate effective for period from August 12, 2012 through November 12, 2012. The weighted-average interest rate for the period from December 1, 2011 through August 31, 2012 was 1.82 percent.

9. Preferred Stock

The Company has 10,000,000 shares of preferred stock authorized. Of that amount, the Company has 7,475,000 authorized shares of Mandatory Redeemable Preferred (“MRP”) Stock and 7,300,000 shares are outstanding at August 31, 2012. The MRP Stock has a liquidation value of $10.00 per share plus any accumulated but unpaid distributions, whether or not declared, and is mandatorily redeemable on December 31, 2019. The MRP Stock pays cash distributions on the first business day of each month at an annual rate of 6.25 percent. The shares of MRP Stock trade on the NYSE under the symbol “TYG Pr A.”

The MRP Stock has rights determined by the Board of Directors. Except as otherwise indicated in the Company’s Charter or Bylaws, or as otherwise required by law, the holders of MRP Stock have voting rights equal to the holders of common stock (one vote per MRP share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock. The 1940 Act requires that the holders of any preferred stock (including MRP Stock), voting separately as a single class, have the right to elect at least two directors at all times.

At August 31, 2012, the estimated fair value of the MRP Stock is based on the closing market price of $10.45 per share and is a Level 1 valuation within the fair value hierarchy. The following table shows the mandatory redemption date, fixed rate, number of shares outstanding, aggregate liquidation preference and estimated fair value as of August 31, 2012.

	Mandatory			Aggregate
	Redemption	Fixed	Shares	Liquidation	Estimated
Series	Date	Rate	Outstanding	Preference	Fair Value
MRP Stock	December 31, 2019	6.25%	7,300,000	$73,000,000	$76,285,000

The MRP Stock is redeemable in certain circumstances at the option of the Company. Under the Investment Company Act of 1940, the Company may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding MRP Stock would be less than 200 percent. The MRP Stock is also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio of at least 225 percent as determined in accordance with the 1940 Act or a rating agency basic maintenance amount if such failure is not waived or cured. At August 31, 2012, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its MRP Stock.

10. Credit Facility

On June 20, 2011, the Company entered into an amendment to its credit facility that extended the credit facility through June 18, 2012. U.S. Bank, N.A. serves as a lender and the lending syndicate agent on behalf of other lenders participating in the credit facility. The terms of the amendment provided for an unsecured revolving credit facility of $85,000,000. During the extension, outstanding balances accrued interest at a variable annual rate equal to one-month LIBOR plus 1.25 percent and unused portions of the credit facility accrued a non-usage fee equal to an annual rate of 0.20 percent.

On June 18, 2012, the Company entered into an amendment to its credit facility that extends the credit facility through June 17, 2013. The terms of the amendment provide for an unsecured revolving credit facility of $85,000,000. During the extension, outstanding balances generally will accrue interest at a variable annual rate equal to one-month LIBOR plus 1.25 percent and unused portions of the credit facility will accrue a non-usage fee equal to an annual rate of 0.20 percent.

The average principal balance and interest rate for the period during which the credit facility was utilized during the period ended August 31, 2012 was approximately $62,600,000 and 1.50 percent, respectively. At August 31, 2012, the principal balance outstanding was $42,600,000 at an interest rate of 1.48 percent.

Under the terms of the credit facility, the Company must maintain asset coverage required under the 1940 Act. If the Company fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At August 31, 2012, the Company was in compliance with the terms of the credit facility.

11. Common Stock

The Company has 100,000,000 shares of capital stock authorized and 28,048,320 shares outstanding at August 31, 2012. Transactions in common stock for the period ended August 31, 2012, were as follows:

Shares at November 30, 2011	27,728,820
Shares sold through shelf offerings	254,015
Shares issued through reinvestment of distributions	65,485
Shares at August 31, 2012	28,048,320

12. Subsequent Events

On September 4, 2012, the Company paid a distribution in the amount of $0.5625 per common share, for a total of $15,772,624. Of this total, the dividend reinvestment amounted to $1,257,296.

During the period from September 1, 2012 through the date the financial statements were issued, the Company issued 173,447 shares of common stock under its at-the-market equity offering program for gross proceeds of approximately $7.1 million.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

2012 3rd Quarter Report       15

Additional Information (Unaudited)

Director and Officer Compensation

The Company does not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the period ended August 31, 2012, the aggregate compensation paid by the Company to the independent directors was $103,500. The Company did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2012 are available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q

The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

The Company’s Form N-Qs are also available on the Company’s Web site at www.tortoiseadvisors.com.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications

The Company’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Company has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy

In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

16       Tortoise Energy Infrastructure Corp.

Office of the Company
and of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Managing Directors of
Tortoise Capital Advisors, L.L.C.
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte

Board of Directors of
Tortoise Energy Infrastructure Corp.

H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Conrad S. Ciccotello
Independent

John R. Graham
Independent

Charles E. Heath
Independent

ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

TRANSFER, DIVIDEND DISBURSING
AND DIVIDEND REINVESTMENT AND
CASH PURCHASE PLAN AGENT
Computershare Trust Company, N.A. / Computershare Inc.
P.O. Box 43078
Providence, R.I. 02940-3078
(800) 426-5523
www.computershare.com

LEGAL COUNSEL
Husch Blackwell LLP
4801 Main St.
Kansas City, Mo. 64112

INVESTOR RELATIONS
(866) 362-9331
info@tortoiseadvisors.com

STOCK SYMBOL
Listed NYSE Symbol: TYG

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisors’ Closed-end Funds

Pureplay MLP Funds				Broader Funds
Name	Ticker	Focus	Total Assets(1) ($ in millions)	Name	Ticker	Focus	Total Assets(1) ($ in millions)
Tortoise Energy Infrastructure Corp.		Midstream Equity	$1,749	Tortoise Pipeline & Energy Fund, Inc.		Pipeline Equity	$345
Tortoise Energy Capital Corp.		Midstream Equity	$894	Tortoise Energy Independence Fund, Inc.		North American Upstream Equity	$400
Tortoise MLP Fund, Inc.		Natural Gas Equity	$1,664	Tortoise Power and Energy Infrastructure Fund, Inc.		Power & Energy Infrastructure Debt & Divident Paying Equity	$225
Tortoise North American Energy Corp.		Midstream/Upstream Equity	$228

(1)	As of 9/30/12

TYG
LISTED
NYSE

Tortoise Energy Infrastructure Corp.[SM]

...Steady Wins®

Tortoise Capital Advisors, L.L.C.
Investment Adviser to
Tortoise Energy Infrastructure Corp.